Exhibit 10.3


                            STOCK PURCHASE AGREEMENT


            THIS STOCK PURCHASE AGREEMENT (this "Agreement"), is made and entered into this 7th day of December, 2000, by and between THE BOC GROUP, INC., a Delaware corporation, acting through its BOC Edwards division ("Buyer") and NUCO2 Inc., a Florida corporation (the "Company").


                                 R E C I T A L:


            The Company desires to sell and Buyer desires to purchase from the Company, on the terms and subject to the conditions set forth in this Agreement, One Million One Hundred Eleven Thousand One Hundred Eleven (1,111,111) newly issued shares (the "Common Shares") of Common Stock, par value $0.001 per share, of the Company ("Common Stock") in exchange for the Common Share Purchase Price (as defined herein) and other agreements, obligations and consideration as set forth in this Agreement.


            NOW, THEREFORE, in consideration of the premises and promises contained herein, the parties agree as follows:


ARTICLE 1   PURCHASE OF COMMON SHARES

            1.1  Purchase  of Common  Shares.  Upon the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties and covenants contained herein, Buyer agrees to purchase the Common Shares from the Company for the Common Share Purchase Price, and the Company agrees to sell and issue the Common Shares to Buyer at Closing.

            1.2 Purchase Price for Common Shares. The purchase price of the Common Shares (the "Common Share Purchase Price") shall be Ten Million Dollars ($10,000,000) which shall be payable to the Company by Buyer at Closing.

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ARTICLE 2   THE CLOSING

            2.1 Closing. The Closing of the transaction shall occur at the offices of the Buyer on the date hereof or at such other time and/or place as may be mutually agreed upon by the parties (the "Closing Date"). All component parts of the transaction shall be deemed to occur simultaneously on the Closing Date.

            2.2 Closing Deliveries by Company to Buyer. At the Closing, Company shall deliver or cause to be delivered to Buyer the following:

                  (a) An amendment (the "Amendment") to the Special Warrant to Purchase Common Stock of the Company (No. W-9), dated May 1, 1997 (the "Original Warrant"), executed by the Company in the form attached hereto as Exhibit A (together with the Original Warrant, the "Warrant");

                  (b) A certificate evidencing the Common Shares being purchased by the Buyer, registered in the name of Buyer; and

                  (c) A certificate or confirmation that the Company is in existence and good standing in the State of Florida on and as of the Closing Date.

            2.3 Delivery by Buyer to Company. At the Closing, Buyer shall deliver or cause to be delivered to Company the following:

                  (a) The Common Share Purchase Price; and

                  (b) The Amendment executed by Buyer in the form attached hereto as Exhibit A.

            2.4 Execution of Additional Closing Agreements. At the Closing, the parties shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, such other instruments or

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documents  as  may  be  reasonably   necessary  to  carry  out  the  transaction
contemplated by this Agreement.


ARTICLE 3   REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company hereby represents and warrants to Buyer as follows:

            3.1 Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted and as proposed to be conducted. Each of the Company and its material domestic subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary, except for any such failures to so qualify or be in good standing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean a material adverse effect on (i) the business, assets, property, operations or condition, financial or otherwise, of the Company and its subsidiaries taken as a whole or (ii) the ability of the Company to perform any of its obligations under this Agreement or the transaction contemplated hereby.

            3.2 No Breach. None of the execution and delivery of this Agreement, the Common Shares and the Amendment, the consummation of the transactions herein and therein contemplated and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Company or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority, or any agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, which conflict, breach, failure to obtain consent or default would have a Material Adverse Effect.

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            3.3 Corporate Action. The Company has all necessary  corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Company of this
Agreement,   have  been  duly  authorized  by  all  necessary  corporate  action
(including all required shareholder action) on the part of the Company; this Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company entitled to the benefits provided herein, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and by general principles of equity (regardless of whether enforcement is sought at equity or in law), the Common Shares shall, when issued and delivered pursuant to this Agreement will be duly and validly issued, fully paid and nonassessable, and the Common Stock underlying by the Warrant (the "Warrant Shares") shall, when issued and delivered in accordance with the terms of the Warrant, be duly and validly issued, fully paid and nonassessable.

            3.4 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental authority are necessary for the execution, delivery or performance by the Company of this Agreement or for the validity or enforceability hereof. Any such action required to be taken as a condition to the execution and delivery of this Agreement, the issuance of the Common Shares and the Amendment, has been duly taken by all such governmental authorities or other persons, as the case may be.

            3.5 Investment Company Act. Neither the Company nor any of its subsidiaries is an "investment company," or a company "controlled by" an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            3.6 Public Utility Holding Company Act. Neither the Company nor any of its subsidiaries is a "holding company," or an "affiliate" of a "holding

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company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            3.7         Capitalization.

                  (a) Upon the issuance of the Common Shares under this Agreement, the total number of shares of capital stock which the Company has authority to issue and the outstanding shares of the Company will be as set forth in Schedule 3.7(a) hereto. Upon the issuance of the Common Shares under this Agreement, the Company shall not have outstanding any stock or securities convertible into or exchangeable for any shares of capital stock nor shall it have outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any capital stock or stock or securities convertible into or exchangeable for any capital stock other than as listed on Schedule 3.7(a).

                  (b) There is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act of 1933, as amended (the "Securities Act") other than as set forth on Schedule 3.7(b).

                  (c) The Warrant Shares have been authorized and adequately reserved in contemplation of the exercise of the Warrant and the issuance thereof will not have been subject to any preemptive rights or made in violation of any applicable law.

            3.8 SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the "Commission") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since its initial public offering. As of their respective filing dates, all documents filed by the Company with the Commission ("SEC Documents") complied in all material respects with

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the requirements of the Exchange Act or the Securities Act, as applicable.  None of the SEC Documents as of their respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements  of  the  Company  included  in the  SEC  Documents  (the  "Financial
Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the consolidated financial position of the Company and any of its subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended
(subject,   in  the  case  of  unaudited   statements,   to  normal,   recurring
adjustments). Except as set forth or reflected in the SEC Documents filed prior to the date hereof, the Company does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent, unasserted or otherwise) that individually or in the aggregate would be expected to have a Material Adverse Effect.

            3.9 Provided Information. To the knowledge of the Company, all written information (excluding information of a general economic nature and financial projections) concerning the Company and the transactions contemplated hereby that has been prepared by or on behalf of the Company or any of the Company's authorized representatives and that has been made available to Buyer or any of its authorized representatives in connection with the issuance and sale of the Common Shares, when taken as a whole, was, at the time made available, correct in all material respects and did not, at the time made available, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were made. All financial projections concerning the Company that have been prepared by or on behalf of the Company or any of the Company's authorized representatives and that have been made

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available to Buyer or any of its authorized  representatives  in connection with the issuance and sale of the Common Shares have been, and at the time made available will be, reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company and the individual business segments thereof.

            3.10 Material Adverse Change. Except as disclosed in the SEC Documents, since September 30, 2000, there has not been any event, occurrence or development of a state of circumstances or facts that has had, or could have reasonable been expected to have, (i) a Material Adverse Effect or (ii) a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

            3.11 Litigation. There are not any (a) outstanding judgments against or affecting the Company or any of its subsidiaries, (b) proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or (c) investigations by any governmental authority that are, to the knowledge of the Company, pending or threatened against of affecting the Company or any of its subsidiaries that (i) in any manner challenge or seek to prevent, enjoin, alter or materially delay the issuance of the Common Shares or (ii) if resolved adversely to the Company or any subsidiary, would have, individually or in the aggregate, a Material Adverse Effect.

            3.12 Permits and Licenses. The Company and its subsidiaries have obtained all governmental permits, licenses, franchises and authorizations required for the Company and its subsidiaries to conduct their respective businesses as currently conducted, except for those of which the failure to obtain would not have a Material Adverse Effect.

            3.13        Properties.

                  (a) Each of the Company and its subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except (i) as set forth in Schedule 3.13 and (ii)

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for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (b) Each of the Company and its subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and its subsidiaries, to the best of the Company's knowledge, does not infringe upon the rights of any other person or entity, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            3.14 Environmental Matters. Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law,
(ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. As used in this Agreement, "Environmental Laws" means all Federal, state, local and foreign statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, relating to (i) emissions, discharges, releases or threatened releases of hazardous materials, into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or
(ii) the manufacture, processing, distribution, use generation, treatment, storage, disposal, transport or handling of any hazardous materials, and (iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation, (i) the Clean Air Act (42 U.S.C.ss.7401 et seq.), (ii) the Clean Water Act (33 U.S.C.ss.1251 et seq.), (iii) the Resource Conservation and Recovery Act (42 U.S.C.ss.6901 et seq.), (iv)

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the Toxic Substances Control Act (15 U.S.C.ss.2601 et seq.) and (v) CERCLA, each as amended. As used in this Agreement, "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any subsidiary directly or indirectly resulting from or based upon (i) violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any hazardous materials, (iii) exposure to any hazardous materials, (iv) the release or threatened release of any hazardous materials into the environment or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            3.15 Compliance with Laws and Agreements. Each of the Company and its subsidiaries is in compliance with all laws, regulations and orders of any governmental authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            3.16 Taxes. Each of the Company and its subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all federal, state and foreign taxes, assessments, customs duties or other governmental charge, levy or assessment upon assets revenues income or profits (collectively, "Taxes") required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

            3.17        ERISA.

                  (a) (i) Except as set forth in Schedule 3.17, neither the Company nor any ERISA Affiliate maintains or contributes to, or has maintained or contributed to, any Plan that is an ERISA Plan and (ii)

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neither the Company nor any of its subsidiaries  maintains or contributes to, or has maintained or contributed to, any Plan that is an "Executive Arrangement" (as that term is used in the definition of "Plan");

                  (b) Each Plan has at all times been maintained, by its terms and in operation, in accordance with all applicable laws, except where such noncompliance (when taken as a whole) would not have a Material Adverse Effect;

                  (c) Neither the Company nor any of its subsidiaries is currently making, nor has in the last 6 years been obligated to make, contributions (directly or indirectly) to a Multiemployer Plan, nor is it currently nor will it become subject to any liability (including withdrawal liability), tax or penalty whatsoever to any person whomsoever with respect to any Plan including, but not limited to, any tax, penalty or liability arising under Title I or Title IV or ERISA or Chapter 43 of the Internal Revenue Code of 1986, as amended (the "Code"), except where such liabilities (when taken as a whole) would not have a Material Adverse Effect; and

                  (d) The Company and each ERISA Affiliate has made full and timely payment of all amounts (i) required to be contributed under the terms of each Plan and applicable law and (ii) required to be paid as expenses of each Plan. No Plan has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA).

                  (e) As used in this Agreement, "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.

                  (f) As used in this Agreement, "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as

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a single employer under Section 414 of the Code.

                  (g) As used in this  Agreement,  "ERISA Event" means:  (i) any
"reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (ii) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or
Section  302 of ERISA),  whether or not  waived;  (iii) the filing  pursuant  to
Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (v) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  (h) As used in this Agreement, "ERISA Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  (i) As used in this Agreement, "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA as to which the Company, any Subsidiary or any ERISA

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Affiliate  is  obligated  to  make,  has  made,  or  will be  obligated  to make contributions on behalf of participants who are or were employed by any of them.

                  (j) As used in this Agreement, "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  (k) As used in this Agreement, "Plan" means any employee benefit plan, program, arrangement, practice or contract, maintained by or on behalf of the Company or an ERISA Affiliate, which provides benefits or compensation to or on behalf of employees or former employees, whether formal or informal, whether or not written, including, but not limited to, the following types of plans:

                        (i)  Executive   Arrangements.   Any  bonus,   incentive
compensation, stock option, deferred compensation, commission, severance, "golden parachute", "rabbi trust", or other executive compensation plan, program, contract arrangement or practice;

                        (ii) ERISA Plans. Any "employee benefit plan" as defined in ERISA, including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits; and

                        (iii)  Other  Employee   Fringe   Benefits.   Any  stock
purchase, vacation, scholarship, day care, prepaid legal services, severance pay or fringe benefit plan, program, arrangement, contract or practice.


                  (l) As used in this Agreement, "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

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            3.18  Subsidiaries.  Set forth in  Schedule  3.18 is a complete  and correct list of all of the subsidiaries of the Company as of the date hereof together with, for each such subsidiary, (i) the jurisdiction of organization of such subsidiary, (ii) each person or entity holding ownership interests in such subsidiary and (iii) the nature of the ownership interests held by each such person or entity and the percentage of ownership of such subsidiary represented by such ownership interests. Except as set forth in Schedule 3.18, each of the Company and its subsidiaries owns, free and clear of liens, charges or encumbrances of any kind or nature, and has the unencumbered right to vote, all outstanding ownership interests in each person or entity shown to be held by it in Schedule 3.18, and all of the issued and outstanding capital stock of each such person organized as a corporation is validly issued, fully paid and nonassessable and there are no outstanding equity rights with respect to such person or entity.

            3.19 No Burdensome Restrictions. Neither the Company nor any of its subsidiaries is party to any contract or agreement that would result in any burdensome restrictions that might reasonably be expected have a Material Adverse Effect, including, but not limited to, any collective bargaining agreements.

ARTICLE 4   REPRESENTATIONS AND WARRANTIES OF BUYER

            4.1 Accredited Investor. Buyer hereby represents and warrants to the Company as of the Closing Date the following:

                  (a) Buyer is purchasing for its own account, and not with a view to the resale or distribution of the Common Shares or any part thereof, and Buyer is prepared to bear the economic risk of retaining the Common Shares for an indefinite period, all without prejudice, however, to the right of Buyer at any time lawfully to sell or otherwise to dispose of all or any part of the Common Shares, (b) Buyer is an "accredited investor" (as defined in Rule 501 of Regulation D promulgated under the Securities Act), (c) Buyer is experienced in evaluating and investing in securities, and understands that the Common Shares

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will be restricted securities,  and that a legend to that effect shall be placed on the Common Shares, and (d) the acquisition, holding and any transfer of any restricted securities by Buyer shall be in compliance with all laws applicable to Buyer.

            4.2 Securities Act Compliance. Buyer understands that the Company has not registered or qualified the Common Shares under the Securities Act or any applicable state securities laws, and Buyer agrees that the Common Shares shall not be sold or offered for sale without registration under the Securities Act or the availability of an exemption therefrom.

            4.3 Transfers of Common Shares Pursuant to Registration Statements and Rule 144, Etc. The Common Shares may be offered or sold by the holder thereof pursuant to (a) an effective registration statement under the Securities Act, (b) to the extent applicable, Rule 144 or (c) any other applicable exemption from the Securities Act.

            4.4 Notice of Certain Transfers. If any holder of any Common Shares desires to transfer such Common Shares other than pursuant to an effective registration statement, Rule 144 under the Securities Act or in accordance with this Agreement, such holder shall deliver to the Company at least seven business days prior written notice with respect to the proposed transfer, together with an opinion (at such holder's expense) of counsel reasonably satisfactory to the Company, to the effect that an exemption from registration under the Securities Act is available and specifying the applicable exemption.

            4.5 Restrictive Legend. Unless and until otherwise permitted by applicable law and this Agreement, each certificate for the Common Shares issued under this Agreement, each certificate for any Common Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:


            "THE  SECURITIES  REPRESENTED  BY THIS  CERTIFICATE  HAVE  NOT  BEEN

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

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

            4.6 Removal of Restrictive Legend. The restrictions imposed by Paragraph 4.5 upon the transferability of the Common Shares shall cease and terminate as to any particular Common Share when such Common Share shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or is eligible to be sold pursuant to Paragraph (k) of Rule 144. Whenever the restrictions imposed by Paragraph 4.5 shall terminate as to any Common Share as hereinabove provided, the holder thereof shall, upon written request, be entitled to receive from the Company, without expense, a new certificate evidencing such Common Share not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Common Share.

ARTICLE 5   COVENANTS OF THE PARTIES

            5.1 Board Seat. At Closing, the Company will cause one person designated by Buyer to be appointed to the Board of Directors of the Company. Thereafter, provided that Buyer owns at least 1,000,000 of the issued and outstanding shares of Common Stock, Buyer shall continue to have the right to cause the Company to appoint Buyer's designee to the Board of Directors of the Company.

            5.2         Standstill.

                  (a) For a period of three years from the Closing, Buyer will not acquire any shares of Common Stock other than the Common Shares and the Warrant Shares without the prior written consent of the Board of Directors of the Company; provided, however, Buyer may acquire at any time, in the open market or otherwise, additional shares of Common Stock up to a 19.99% ownership interest in the Company without any prior written consent.

                  (b) For a period of three years from the Closing, Buyer will not, nor will it permit any of its affiliates (as such term is used in Rule 12b-2 promulgated under the Exchange Act) to, (i) seek representation on the Board of Directors of the Company in excess of one seat, (ii) participate in a proxy contest, (iii) join a group for purposes of Section 13(d) of the Exchange Act, or (iv) otherwise attempt to control the Company (other than through its one seat on the Board of Directors of the Company).

                  (c) Upon the occurrence of any of the following "Significant Events" the provisions of Paragraphs 5.2(a) and 5.2(b) shall terminate: (i) the acquisition by any person or group of beneficial ownership of Voting Securities representing 20% or more of the then outstanding Voting Securities, (ii) the announcement or commencement by any person or group of a tender or exchange offer to acquire Voting Securities which, if successful, would result in such person or group owning, when combined with any other Voting Securities owned by such person or group, 20% or more of the then outstanding Voting Securities,
(iii) the Company entering into, or otherwise determines to seek to enter into, any merger, sale or other business combination transaction pursuant to which the outstanding shares of Common Stock of the Company would be converted into cash or securities of another person or group, or 20% or more of the then outstanding shares of Common Stock would be owned by persons other than the current holders of shares of Common Stock, or which would result in all or a substantial portion of the Company's assets being sold to any person or group, or (iv) five of the current directors of the Board of Directors of the Company shall cease to be directors of the Company. As used in this Agreement, "Voting Securities" means at any time shares of any class of capital stock of the Company which are then entitled to vote generally in the election of directors; provided that for purposes of this definition any securities which at such time are convertible or exchangeable into or exercisable for shares of Common Stock shall be deemed to have been so converted, exchanged or exercised. The restrictions set forth in Paragraphs 5.2(a) and 5.2(b) shall terminate with respect to any Common Shares sold or transferred by Buyer to an unaffiliated third party.

            5.3 Voting. For a period of two years from the Closing, Buyer will vote all shares of Common Stock owned by Buyer for each person nominated to be a director of the Company by the Board of Directors of the Company. Such voting obligation shall terminate in the event of a Significant Event. Buyer shall have no other restrictions on voting. The restrictions set forth in this Paragraph
5.3 shall terminate with respect to any Common Shares sold or transferred by Buyer to an unaffiliated third party.

            5.4 Drag Along. For a period of two years from the Closing, in the event that the Company and an independent third party enter into a definitive agreement whereby such third party agrees to commence an all cash public tender offer to all shareholders of the Company (on terms that the Board of Directors of the Company approves and recommends to the shareholders of the Company) for all the shares of the Company at a minimum price of $17 per share with a provision that the consummation of the tender offer is subject to the third party acquiring at least 50% plus Buyer's percentage share ownership of the Voting Securities of the Company, the Buyer will tender all shares of Common Stock owned by Buyer to such third party on the same terms and conditions as offered to all other shareholders of the Company; provided that the other directors of the Company agree to tender all Voting Securities owned by them to such third party upon the same terms and conditions; and provided, further that Buyer may withdraw its tender in the event that the Board of Directors of the Company discontinues its recommendation of the tender offer to the shareholders of the Company. For purposes of this provision an independent third party shall not include the Company or any of its affiliates or any existing shareholder or group of shareholders that currently hold in the aggregate greater than 5% of the Voting Securities of the Company. The restrictions set forth in this Paragraph 5.4 shall terminate with respect to any Common Shares sold or transferred by Buyer to an unaffiliated third party.

ARTICLE 6   REGISTRATION UNDER THE SECURITIES ACT OF 1933

            6.1 Incidental (Piggyback) Registration. Whenever the Company, at any time or from time to time, proposes to file a registration statement to register any of its securities, whether for sale by the Company or its stockholders, under the Securities Act on any form (other than a registration statement on Form S-4 for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or on Form S-8 for securities offered to employees of the Company pursuant to any employee benefit plan), and the registration form to be used may be used for the registration of the sale of restricted securities, the Company will give prompt written notice, not less than 10 days nor more than 90 days prior to the filing of the registration statement, to each registered holder of the Common Shares (each, a "Holder") and will include in such registration statement such number of Common Shares held by each Holder which the Holder requests to be included in such registration for sale by such Holder; provided, however, that (a) the Company shall not be required to include any Common Shares in any registration pursuant to this Paragraph 6.1 unless the Holder or Holders of at least a majority of the Common Shares and restricted securities, taken together, shall have requested to include shares in such registration as herein provided, and (b) the Company shall not be required to include a Holder's Common Shares in a registration statement pursuant to this Paragraph 6.1 if all of such Common Shares may be sold or transferred pursuant to Rule 144 of the Act. Any Holder's request for inclusion of Common Shares in a proposed registration shall be made within 10 days of receipt of written notice from the Company. The Company shall use its best efforts to cause any registration statement under this Paragraph 6.1 to promptly become effective and to remain effective for at least nine months or, if sooner, until all Common Shares included in such registration have been sold by the Holder(s) thereof. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, the Company shall not be required to include any Common Shares in such underwriting unless the Holders of the Common Shares to be included agree to accept the offering on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration; and further provided, however, that if the managing underwriter advises the Company that the inclusion of all Common Shares proposed to be included by the Holders in the underwritten public offering (the "Proposed Shares"), together with the other shares of Common Stock proposed to be included therein by persons other than the Company (the "Other Shares"), would, in the managing underwriter's reasonable judgment, materially jeopardize the success of the Company's offering, then the Company shall be required to include in the offering (in addition to the number of shares to be sold by the Company) only that aggregate number (the "Allowed Number") of Proposed Shares and Other Shares that the managing underwriter reasonably believes will not materially jeopardize the success of the Company's offering, and the number of Proposed Shares and Other Shares to be included in such underwritten public offering shall be reduced pro rata to the extent required such that the sum of the Proposed Shares to be included in the offering and the Other Shares to be included in the offering equals the Allowed Number.

            6.2 Registration Procedures. The following provisions will be applicable to any registration statement relating to Common Shares pursuant to this Article 6:

                  (a) Each Holder whose Common Shares are to be included in the registration statement (each, a "Seller") will furnish the Company with such appropriate information relating to the Seller as the Company reasonably requests in writing. Following the effective date of the registration statement, the Company will upon the request of any Seller promptly supply such number of prospectuses meeting the requirements of the Securities Act as may be reasonably requested by the Seller to permit the Seller to make a public offering of all Common Shares of the Seller included in the registration statement. The Company will use its best efforts to qualify the Common Shares for sale in such states as the Sellers may reasonably designate; provided that in no event will the Company be required to file a general consent to service of process.

                  (b) The Company will indemnify and hold harmless each Seller, and each underwriter within the meaning of the Securities Act, if any, who may purchase Common Shares from or sell Common Shares for any Seller, and the directors, officers, employees and agents of the Seller and any such underwriter, and each person, if any, who controls any such Seller or underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses, including, without limitation, attorneys' fees and expenses
(collectively, "Damages") arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any related prospectus or preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by the Seller or the underwriter, as the case may be, expressly for use in the registration statement; provided, however, that the Company will not be required to indemnify any Seller or underwriter or controlling person with regard to a registration statement unless the Seller or underwriter, as the case may be, agrees to indemnify the Company, its directors, each officer signing the registration statement and each person, if any, who controls the Company within the meaning of the Securities Act from and against any and all Damages caused by any untrue statement or alleged untrue statement of a material fact contained in a registration statement or any related prospectus or preliminary prospectus pertaining to the Common Shares, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent such Damages arise out of an untrue statement or alleged untrue statement or omission or alleged omission based upon information relating to such Seller or underwriter, as the case may be, and furnished in writing to the Company by the Seller or underwriter expressly for use in the registration statement or any related prospectus or preliminary prospectus.

            6.3 Expenses. All costs and expenses incident to the registrations and qualifications required by this Article 6 shall be borne by the Company, except that (i) any underwriting discounts attributable to Common Shares sold by the Sellers shall be borne by the Sellers of such Common Shares, and (ii) the Holders shall bear the costs and expenses of their counsel.

ARTICLE 7   GENERAL PROVISIONS

            7.1 Indemnification. The parties to this Agreement will indemnify, defend, and hold harmless the other party against and in respect of any and all claims, demands, actions, costs, damages, losses, expenses, obligations, liabilities, and causes of actions, including costs of court and reasonable attorneys' fees, that the other party incurs or suffers, which arise, result from, related to any breach of any of such party's representations, warranties, covenants, or agreements under this Agreement.

            7.2 Amendment and Waiver. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            7.3 Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within Delaware.

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

            7.4 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

            7.5 Parties in Interest. This Agreement shall bind and inure to the benefit of the parties named herein and their respective heirs, successors and assigns.

            7.6 Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby.

            7.7 Entire Transaction. This Agreement and any other agreements delivered pursuant hereto or thereto constitute the entire understanding among the parties with respect to the transaction contemplated hereby and supersede all other agreements and understandings among the parties, both written and oral.

              7.8 Headings. The Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            7.9 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of the parties under this Agreement would not be materially and adversely affected thereby, such provision shall be fully separable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Paragraph 7.9.

            7.10 Waiver. No waiver by any party of the performance of any provision, condition or requirement herein shall be deemed to be a waiver of, or in any manner release the other party from, performance of any other provision, condition or requirement herein, nor deemed to be a waiver of, or in any manner release the other party from, future performance of the same provision, condition or requirement; nor shall any delay or omission by any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

            7.11 No Third-Party Beneficiaries. Nothing contained in this Agreement shall be construed to give any person other than Buyer, any successor to Buyer, and the Company any legal or equitable right, remedy or claim under or with respect to this Agreement.

            7.12   Notices.   All   notices,   requests,   demands   and   other
communications hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, overnight courier or by facsimile as follows:


If to Company, to:

            NUCO2 Inc.
            2800 Southeast Market Place
            Stuart, Florida 34997
            Attention:  President
            Facsimile Number:  561-221-1690


with a copy to:

            NUCO2 Inc.
            2800 Southeast Market Place
            Stuart, Florida 34997
            Attention:  General Counsel
            Facsimile Number:  561-221-1690

If to Buyer, to:

            The BOC Group, Inc.
            575 Mountain Avenue
            Murray Hill, New Jersey 07974
            Attention:  General Counsel
            Facsimile Number:  908-771-4803


with a copy to:

            The BOC Group, Inc.
            575 Mountain Avenue
            Murray Hill, New Jersey 07974
            Attention:  Vice President
            Facsimile Number:  908-464-2234


Any party may change its address for receiving notice by written notice given to the others named above.

            7.13 Press Releases. No party will issue any press release regarding the transaction contemplated by this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed.

            7.14 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.14.

[Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


THE BOC GROUP, INC.                            NUCO2 INC.

By: /s/ John Walsh                             By: /s/ Michael  E. DeDomenico

Name: John Walsh                               Name: Michael E. DeDomenico

Title: President BOC Process Gas Solutions     Title: President and CEO



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